                                                                    EXHIBIT 99.1

                   CANADIAN GUARANTEE AND SECURITY AGREEMENT

                                  dated as of

                      [FIRST DAY OF THE COLLATERAL PERIOD]

                                     among

                            NORTEL NETWORKS LIMITED,

                    the SUBSIDIARY GUARANTORS party hereto,

                                      and

                              JPMORGAN CHASE BANK,
                              as Collateral Agent

                                                                    EXHIBIT 99.1

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
SECTION 1. DEFINITIONS..........................................................................2

SECTION 2. GUARANTEES..........................................................................17

SECTION 3. GRANT OF TRANSACTION LIENS..........................................................20

SECTION 4. GENERAL REPRESENTATIONS WARRANTIES AND COVENANTS....................................23

SECTION 5. ADDITIONAL COVENANTS................................................................27

SECTION 6. RECORDABLE INTELLECTUAL PROPERTY....................................................29

SECTION 7. SECURITIES AND OTHER INVESTMENTS....................................................30

SECTION 8. CASH COLLATERAL ACCOUNTS............................................................32

SECTION 9. OPERATION OF CASH COLLATERAL ACCOUNTS; CARE AND USE OF COLLATERAL...................33

SECTION 10. TRANSFER OF RECORD OWNERSHIP.......................................................34

SECTION 11. RIGHT TO VOTE SECURITIES...........................................................34

SECTION 12. CERTAIN CASH DISTRIBUTIONS.........................................................35

SECTION 13. REMEDIES UPON EVENT OF DEFAULT OR SPECIFIED EVENT OF DEFAULT.......................35

SECTION 14. APPLICATION OF PROCEEDS............................................................38

SECTION 15. FEES AND EXPENSES..................................................................41

SECTION 16. AUTHORITY TO ADMINISTER COLLATERAL.................................................41

SECTION 17. LIMITATION ON DUTY IN RESPECT OF COLLATERAL........................................42

SECTION 18. GENERAL PROVISIONS CONCERNING THE COLLATERAL AGENT.................................43

SECTION 19. TERMINATION OF TRANSACTION LIENS; RELEASE OF COLLATERAL............................45

SECTION 20. ADDITIONAL LIEN GRANTORS...........................................................47

SECTION 21. ADDITIONAL SECURED OBLIGATIONS.....................................................47

SECTION 22. NOTICES............................................................................48

SECTION 23. NO IMPLIED WAIVERS; REMEDIES NOT EXCLUSIVE.........................................49

                                                                    EXHIBIT 99.1


                                                                                              PAGE
                                                                                              ----
SECTION 24. SUCCESSORS AND ASSIGNS.............................................................49

SECTION 25. AMENDMENTS AND WAIVERS.............................................................50

SECTION 26. CHOICE OF LAW......................................................................50

SECTION 27. JUDGEMENT CURRENCY.................................................................50

SECTION 28. INTEREST ACT.......................................................................50

SECTION 29. WAIVER OF JURY DUTY................................................................51

SECTION 30. SEVERABILITY.......................................................................51



SCHEDULES:

    SCHEDULE 1  Equity Interests in Material Subsidiaries Owned by Lien Grantors

    SCHEDULE 2  Securities and Other Investments Owned by Lien Grantors

EXHIBITS:

    EXHIBIT A   Guarantee and Security Agreement Supplement

    EXHIBIT B   Copyright Security Agreement

    EXHIBIT C   Patent Security Agreement

    EXHIBIT D   Trademark Security Agreement

    EXHIBIT E   Design Security Agreement

    EXHIBIT F   Perfection Certificate

                    CANADIAN GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated as of [first day of the Collateral Period] among NORTEL NETWORKS LIMITED (with its successors, "NNL"), Nortel Networks Inc. (with its successors, "NNI") the SUBSIDIARY GUARANTORS party hereto and JPMORGAN CHASE BANK, as Collateral Agent (with its successors, the "COLLATERAL AGENT").

         WHEREAS, NNL, as borrower, certain financial institutions and JPMorgan Bank Canada, formerly known as The Chase Manhattan Bank successor by merger to the Morgan Guaranty Trust Company of New York, Toronto Branch, as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNL 364-DAY AGREEMENT"); and

         WHEREAS, NNL, as borrower, certain financial institutions, Credit Suisse First Boston ("CSFB"), as Syndication Agent, and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank successor by merger to the Morgan Guaranty Trust Company of New York, Toronto Branch, as Administrative Agent are parties to a 5-Year Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNL 5-YEAR AGREEMENT"); and

         WHEREAS, NNI, as borrower, NNL, as guarantor, certain financial institutions, and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank successor by merger to the Morgan Guaranty Trust Company of New York, as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNI 364-DAY AGREEMENT"); and

         WHEREAS, NNI, as borrower, NNL, as guarantor, certain financial institutions and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank successor by merger to the Morgan Guaranty Trust Company of New York, as Administrative Agent, are parties to a 5-Year Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNI 5-YEAR AGREEMENT"); and

         WHEREAS, NNL, as borrower, certain financial institutions, CSFB, as Syndication Agent, and JPMorgan Chase Bank formerly known as The Chase Manhattan Bank, Toronto Branch, as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of June 14, 2001 (as amended from time to time, the "2001 NNL 364-DAY AGREEMENT"); and

         WHEREAS, NNI, as borrower, NNL, as guarantor, certain financial institutions, CSFB, as Syndication Agent, and JPMorgan Chase Bank formerly known as The Chase Manhattan Bank, as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of June 14, 2001 (as amended from time to time, the "2001 NNI 364-DAY AGREEMENT"); and

         WHEREAS, the parties hereto have agreed that this Agreement shall be in effect only during any Collateral Period (as defined below); and

         WHEREAS, pursuant to the 2001 NNL 364-Day Agreement and the 2001 NNI 364-Day Agreement (together, the "2001 364-Day Agreements"), on the first day of any Collateral Period NNL and its Canadian Subsidiaries (as defined below) are required to enter into a Canadian Guarantee and Security Agreement in the form hereof;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

         (a) Terms Defined in the PPSA. Terms defined in the PPSA and used herein shall, unless otherwise defined herein, have the same meaning as ascribed to such term in the PPSA, including "Accessions", "Chattel Paper", "Document of Title", "Goods", "Instruments", "Money", "Security", "financing statement" and "financing change statement". However, the term "Goods" when used herein shall not include "consumer goods" as that term is defined in the PPSA.

         (b) Additional Definitions. The following additional terms, as used herein, have the following meanings:

         "1988 INDENTURE" means the Indenture dated as of November 30, 1988 among NTL, and its successors, the subsidiary guarantors party thereto and The Toronto-Dominion Bank Trust Company as trustee, as amended from time to time.

         "1996 INDENTURE" means the Indenture dated as of February 15, 1996 among NTL, and its successors, the subsidiary guarantors party thereto and The Bank of New York as trustee, as amended from time to time.

         "2000 INDENTURE" means the Indenture dated as of December 15, 2000 among NNC and Citibank N.A. as trustee, as amended from time to time.

         "2001 INDENTURE" means the Indenture dated as of August 15, 2001 among NNC, NNL, as guarantor, and The Bankers Trust Company, as trustee, as amended from time to time.

         "2002 NOTES" means the 6 7/8% Notes due 2002 issued by NTL pursuant to the 1998 Indenture.

         "2003 NOTES" means the 6% Notes due 2003 issued by NTL pursuant to the 1988 Indenture.

         "2006 NOTES" means the 6.125% Notes due 2006 issued by NNL pursuant to the 2000 Indenture.

         "2006 NNCC NOTES" means the 7.40% Notes due 2006 issued by NTL pursuant to the 1996 Indenture.

         "2008 NOTES" means the 4.25% Convertible Senior Notes due 2008 issued by NNC and guaranteed by NNL pursuant to the 2001 Indenture.

         "2023 NOTES" means the 6 7/8% Notes due 2023 issued by NTL pursuant to the 1988 Indenture.

         "2026 NOTES" means the 7.875% Notes due 2026 issued by Northern Telecom Capital Corporation and guaranteed by NTL pursuant to the 1996 Indenture.

         "ACCOUNTS" means all "accounts," as such term is defined in the PPSA, now owned or hereafter acquired by any Lien Grantor and, in any event, shall include all accounts due or accruing due and all agreements, books, accounts receivable, other receivables, book debts, claims and demand of every nature and kind and other forms of monetary obligations (other than forms of monetary obligations evidenced by Chattel Paper, Securities or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Lien Grantor, whether or not yet earned by performance on the part of such Lien Grantor and all invoices, letters, documents and papers recording, evidencing or relating thereto.

         "BANK TERMINATION DATE" means the first date on which all of the following conditions are satisfied: (i) all commitments to extend credit under any Credit Agreement shall have expired or been terminated, (ii) all Non-Contingent Secured Obligations arising under any of the Credit Agreements shall have been paid in full, and (iii) no Contingent Secured Obligation shall remain outstanding under any of the Credit Agreements, other than any indemnity claims that have not been asserted on or prior to such date.

         "BANKS" means the "Banks" under each of the Credit Agreements.

         "BONDS" means, collectively, the 2002 Notes, the 2003 Notes, the 2006 Notes, the 2006 NNCC Notes, the 2008 Notes, the 2023 Notes and the 2026 Notes.

         "BUSINESS DAY" means a day on which chartered banks are open for over-the-counter business in the jurisdiction of incorporation or principal place of business of the applicable Lien Grantor and excludes Saturdays, Sundays and statutory holidays therein.

         "CANADIAN SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of Canada or one of the Provinces or Territories of Canada.

         "CAPITAL MARKETS EVENT" has the meaning set forth in the 2001 NNL 364 - Day Agreement.

         "CASH COLLATERAL ACCOUNT" has the meaning given to it in Section 8.

         "CASH COLLATERAL AGREEMENT" means an agreement that governs the operation of a Cash Collateral Account as provided for in this Agreement, in form and substance satisfactory to the Collateral Agent, acting reasonably, executed and delivered by the relevant Lien Grantor, the Collateral Agent and the relevant Depositary Bank or securities intermediary.

         "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral and all condemnation and insurance proceeds received with respect to Real Property Collateral.

         "COLLATERAL" means all property, except for Real Property Collateral, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to this Agreement, the Guarantee and Security Agreement Supplements, each of the Intellectual Property Security Agreements, the Hypothecs and all other documents required to be delivered under any of the foregoing. When used with respect to a specific Lien Grantor, the term "Collateral" means any of the foregoing Collateral in which such Lien is granted or is purporting to be granted (other than Real Property Collateral).

         "COLLATERAL AGENT" means JPMorgan Chase Bank, in its capacity as Collateral Agent under this Agreement and the other Security Documents, and its successors in such capacity.

         "COLLATERAL PERIOD" means any period from and including the first day when the Debt Rating is lower than BBB- by S&P or Baa3 by Moody's to but excluding the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

         "COMMODITY ACCOUNT" means an account maintained by a commodity intermediary in which a commodity contract is carried for a Lien Grantor.

         "CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is: (i) an obligation under a Designated Hedging Agreement to make payments that cannot be quantified at such time, (ii) any other obligation (including any guarantee) that is contingent in nature at such time, or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

         "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

         "COPYRIGHTS" means all copyrights and intangibles of like nature under the laws of Canada or any other country (whether or not the underlying works of authorship have been published) that any Lien Grantor now or hereafter owns or uses, including:

         (i) all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of Canada or any other country, including all registrations, recordings and applications in the Canadian Intellectual Property Office or in any similar office or agency in any other country or any political subdivision thereof, including those described in
                  Schedule 1 to any Copyright Security Agreement,

         (ii) all restorations, extensions or renewals of any of the foregoing,

         (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and

         (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "CREDIT AGREEMENTS" means the NNI Credit Agreements and the NNL Credit Agreements.

         "DEBT RATING" means any rating by Moody's or S&P with respect to the senior unsecured non-credit enhanced long-term debt of NNL.

         "DEPOSIT ACCOUNT" means any bank deposit, demand, time, savings, passbook or similar account.

         "DEPOSITARY BANK" means a bank or other financial or credit institution at which a Deposit Account or Cash Collateral Account is maintained.

         "DESIGNATED BANK DEBT" has the meaning specified in Section 21(c).

         "DESIGNATED CAPITAL MARKETS DEBT" has the meaning specified in Section 21(b).

         "DESIGNATED HEDGING AGREEMENT" has the meaning specified in Section 21(a).

         "DESIGNS" means all industrial designs, design patents and other designs under the laws of Canada or any other country that any Lien Grantor now or hereafter owns or uses, including:

         (i) all registrations and recordings thereof and all applications in connection therewith including all registrations, recordings and applications that have been or shall be made or filed in the Canadian Intellectual Property Office or any similar office in any country,

         (ii) all records, reissues, extensions or renewals of any of the foregoing,

         (iii) all claims for and rights to sue for, past or future infringements of any of the foregoing, and

         (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "DESIGN LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Design now or hereafter in existence, whether or not registered or recorded and whether or not an application shall, or is intended to be filed in respect thereof.

         "DESIGN SECURITY AGREEMENT" means a Design Security Agreement, substantially in the form of Exhibit E, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "DRAWDOWN DATE" means any date during a Collateral Period on which an extension of credit is made under either 2001 364-Day Agreement

         "EQUIPMENT" means "equipment", as such term is defined in the PPSA, whether now owned or hereafter acquired by any Lien Grantor, wherever located and, in any event, includes all such Lien Grantor's machinery and equipment, processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock, trade fixtures and fixtures together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, or (v) any warrant, option, interest or other right to acquire, in any form whatsoever, any Equity Interest described in this definition.

         "EVENT OF DEFAULT" means an "Event of Default" under any Credit Agreement.

         "GUARANTEE" means the Guarantee under Section 2 hereof.

         "GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT" means a Guarantee and Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 20 and/or adding additional property to the Collateral.

         "GUARANTEED OBLIGATIONS" means (i) with respect to NNL, the NNL Guaranteed Obligations and (ii) with respect to any Subsidiary Guarantor, the NNL Bank Obligations, the NNL Hedging Obligations, the NNL Bond Obligations, NNL's obligations in respect of any of the NNL Guaranteed Obligations, any Designated Capital Markets Debt and any Designated Bank Debt.

         "GUARANTORS" means NNL and the Subsidiary Guarantors.

         "HEDGING AGREEMENT" means (i) any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement and (ii) any hedging agreement in respect of common stock entered into in order to hedge exposure under stock option plans or other benefit plans for employees, directors or consultants of NNL and its Subsidiaries, but in each case only if such agreement or arrangement is entered into with a Bank or an affiliate thereof.

         "HYPOTHEC" means each of the hypothecs entered into, from time to time, by a Lien Grantor and all documents, instruments and agreements entered into under, by virtue of or otherwise in connection therewith.

         "ILLIQUID COLLATERAL" means Collateral other than Liquid Collateral.

         "INDENTURE TRUSTEES" means (i) The Toronto-Dominion Bank Trust Company, as trustee under the 1988 Indenture, (ii) the Bank of New York, as trustee under the 1996 Indenture, (iii) Citibank, N.A., as trustee under the 2000 Indenture, and (iv) Bankers Trust Company, as trustee under the 2001 Indenture and their respective successors in such capacity.

         "INDENTURES" means, collectively, the 1988 Indenture, the 1996 Indenture, the 2000 Indenture and the 2001 Indenture.

         "INTANGIBLES" means all "intangibles", as such term is defined in the PPSA, including all security interests, goodwill, chooses in action and other contractual benefits and all Intellectual Property.

         "INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Designs, (vi) Design Licenses (vi) Copyrights and (vii) Copyright Licenses, and all rights in or under any of the foregoing.

         "INTELLECTUAL PROPERTY FILING" means with respect to any Patent, Design, Copyright or Trademark, the filing of the applicable Patent Security Agreement, Design Security Agreement, Copyright Security Agreement or Trademark Security Agreement with the Canadian Intellectual Property Office together with an appropriately completed recordation form in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Material Recordable Intellectual Property.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Design Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

         "INVENTORY" means any "inventory", as such term is defined in the PPSA, now or hereafter owned or acquired by any Lien Grantor, wherever located, and in any event including inventory, merchandise, Goods and other personal property which are held by or on behalf of any Lien Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Lien Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

         "INVESTMENT GRADE DATE" means the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LIEN GRANTORS" means NNL, NNI and the Subsidiary Guarantors.

         "LIQUID COLLATERAL" means (a) Pledged Accounts, (b) Pledged Chattel Paper, (c) Pledged Instruments, (d) Cash Collateral Accounts, (e) Pledged Intellectual Property, (f) any Uncertificated Securities evidencing money market funds, (g) Pledged Deposit Accounts and (h) the Securities Accounts.

         "LIQUID INVESTMENT" means a Permitted Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

         "LOAN DOCUMENTS" means the Credit Agreements (including the notes thereunder) and the Security Documents.

         "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

         "MATERIAL GOVERNMENT CONTRACT" means a contract, between a Lien Grantor and either (i) the federal government or (ii) a provincial or local government or any agency or instrumentality thereof, that provides (or can reasonably be expected to provide) for payments to such Lien Grantor in an aggregate amount exceeding (x) for the purpose of the first sentence of Section 4(m), $50,000,000 and (y) for the purpose of the second sentence of Section 4(m), $10,000,000.

         "MATERIAL INTELLECTUAL PROPERTY" means, with respect to any Lien Grantor, any Intellectual Property that is material to the business of the NNL Companies taken as a whole, as such business is presently conducted or proposed to be conducted.

         "MATERIAL RECORDABLE INTELLECTUAL PROPERTY" means the Recordable Intellectual Property notified in writing from time to time to the Collateral Agent by any Lien Grantor in accordance with the provisions hereof.

         "MATERIAL SUBSIDIARY" has the meaning set forth in the 2001 NNL 364-Day Agreement.

         "MOODY'S" means Moody's Investors Service, Inc.

         "NNC" means Nortel Networks Corporation, a Canadian corporation, and its successors.

         "NNFI" means Nortel Networks U.S. Finance Inc.

         "NNFI HEDGING OBLIGATIONS" has the meaning set forth in the U.S. Security Agreement.

         "NNI BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, any NNI Credit Agreement, (ii) all other amounts payable by NNI under any NNI Credit Agreement, (iii) all obligations of NNI under Section 2 of the U.S. Security Agreement and (iv) any renewals or extensions of any of the foregoing.

         "NNI CREDIT AGREEMENTS" means the 2000 NNI 364-Day Agreement, the 2000 NNI 5-Year Agreement and the 2001 NNI 364-Day Agreement.

         "NNI HEDGING OBLIGATIONS" has the meaning set forth in the U.S. Security Agreement.

         "NNI SECURED OBLIGATIONS" means (i) the NNI Bank Obligations, (ii) the NNI Hedging Obligations (iii) any Designated Bank Debt and (iv) any Designated Capital Market-Debt of NNI.

         "NNL BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, any NNL Credit Agreement, (ii) all other amounts payable by NNL under any NNL Credit Agreement, (iii) all obligations of NNL under Article 9 of each NNI Credit Agreement; and (iv) any renewals or extensions of any of the foregoing.

         "NNL BOND OBLIGATIONS" means all principal of and interest (including, without limitation, any Post-Petition Interest) on and other amounts payable under the 2002 Notes, the 2003 Notes, the 2006 Notes, the 2006 NNCC Notes, the 2008 Notes, the 2023 Notes and the 2026 Notes.

         "NNL COMPANIES" means, collectively, NNL, any of its Subsidiaries (including without limitation NNI and any NNI Subsidiaries) and their respective affiliates.

         "NNL CREDIT AGREEMENTS" means the 2000 NNL 364-Day Agreement, the 2000 NNL 5-Year Agreement and the 2001 NNL 364-Day Agreement.

         "NNL GUARANTEED OBLIGATIONS" means the NNI Hedging Obligations, the NNFI Hedging Obligations, the NNI Bank Obligations, any Designated Bank Debt and any Designated Capital Markets Debt (other than Designated Capital Markets Debt of NNL).

         "NNL HEDGING OBLIGATIONS" means (i) all obligations of NNL under any Designated Hedging Agreement, and (ii) any renewals or extensions thereof.

         "NNL SECURED OBLIGATIONS" means (i) the NNL Bank Obligations, (ii) the NNL Bond Obligations, (iii) the NNL Hedging Obligations, (iv) the NNL Guaranteed Obligations and (v) any Designated Capital Markets Debt of NNL.

         "NNL SUBSIDIARY" means any Subsidiary of NNL other than NNI or any Subsidiary of NNI.

         "NOMINATED PERSON" means a Person whom the issuer of a letter of credit
(i) designates or authorizes to pay, accept, negotiate or otherwise give value under such letter of credit and (ii) undertakes by agreement or custom and practice to reimburse.

         "NON-CONTINGENT SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

         "NTL" means Northern Telecom Limited, a Canadian corporation, and its successors.

         "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

         "PATENTS" means:

         (i) all letters patent of invention issued by Canada or any other country and all applications for letters patent and all registrations and recordings thereof pending before the Canadian Intellectual Property Office including those described in Schedule 1 to any Patent Security Agreement or in any similar office or agency in any other country,

         (ii) all reissues, divisions, continuations, continuations-in-part, revisions and extensions of any of the foregoing,

         (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and

         (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.

         "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "PERFECTION CERTIFICATE" means (a) with respect to any Lien Grantor (other than NNI), a certificate substantially in the form of Exhibit F, and (b) with respect to NNI, a certificate substantially in the form of Exhibit E to the U.S. Security Agreement, in each case completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor.

         "PERMITTED INVESTMENTS" means investments in:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States or Canada, as the case may be), in each case maturing within one year from the date of acquisition thereof;

         (b) commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P, Moody's or Dominion Bond Rating Services Limited;

         (c) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof or Canada which has a combined capital and surplus and undivided profits of at least $500,000,000;

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

         (e) any other investments made in compliance with Corporate Procedure No. 303.30 of NNC with respect to cash investments and safe custody arrangements, substantially as in effect on the Amendment No. 2 Effective Date (as defined in the 2001 NNL 364-Day Agreement).

         "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to each Credit Agreement.

         "PERMITTED RECEIVABLES FINANCING" means, with respect to any Lien Grantor, any receivables securitization or financing permitted pursuant to the terms of the Credit Agreements to which such Lien Grantor is a party or by which it is bound.

         "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time pursuant to the terms of this Agreement. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time and "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

         "POST-PETITION INTEREST" means, with respect to any obligation of any Person, any interest that accrues after the commencement of any case, proceeding, petition, filing, assignment or other action relating to the bankruptcy, insolvency or reorganization of such Person (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

         "PPSA" means the Personal Property Security Act as in effect from time to time in the Province of Ontario; provided that, if validity, perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral and the rights and remedies of secured parties are governed by the PPSA or other similar legislation as in effect in a jurisdiction other than Ontario, "PPSA" means the Personal Property Security Act or other similar legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such validity, perfection, effect of perfection or non-perfection or priority and to such rights and remedies.

         "PROCEEDS" means all "proceeds", as such term is defined in the PPSA and, in any event, shall include all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to, or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral and any condemnation or requisition payments.

         "RATIO" means, with respect to any Secured Bond Obligation, at any time, the ratio of (i) the principal amount of such Secured Bond Obligation to
(ii) the principal amount outstanding under the Credit Agreements at such time.

         "REAL PROPERTY COLLATERAL" means all real property (including leasehold interests in real property).

         "RECORDABLE INTELLECTUAL PROPERTY" means (i) Patents (other than Patents described in clauses (iii) and (iv) of the definition thereof) registered with the Canadian Intellectual Property Office, (ii) Trademarks (other than Trademarks described in clauses (iii) and (iv) of the definition thereof) registered with the Canadian Intellectual Property Office, (iii) Copyrights (other than Copyrights described in clauses (iii) and (iv) of the definition thereof) registered with the Canadian Intellectual Property Office,
(iv) Designs (other than Designs described in clauses (iii) and (iv) of the definition thereof) registered with the Canadian Intellectual Property Office, and all rights in or under any of the foregoing.

         "RELATED TRANSFERRED RIGHTS" means (i) Transferred Receivables, (ii) rights to payment and collections in respect of such Transferred Receivables,
(iii) security interests or Liens and property subject thereto purporting to secure or guarantee payment of such Transferred Receivables, (iv) guarantees, letters of credit, acceptances, insurance and other arrangements from time to time supporting or securing payment of such Transferred Receivables, (v) all invoices, documents, books, records and other information with respect to such Transferred Receivables or the obligors thereon, (vi) with respect to any such Transferred Receivables, the transferee's interest in the product (including returned product), the sale of which by such transferee gave rise to such Transferred Receivables and (vii) all Proceeds of the items described in the foregoing clauses.

         "REQUIRED SECURED BANKS" means, at any time, Banks having at least 51% of the aggregate amount, without duplication, of (i) the "Commitments" under each of the 2001 364-Day Agreements and (ii) the aggregate unpaid principal amount of the "Loans" under each of the 2001 364-Day Agreements.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SECURED AGREEMENT", when used with respect to any Secured Obligation of any Lien Grantor, refers collectively to each instrument, agreement or other document that sets forth obligations of such Lien Grantor and/or rights of the holder with respect to such Secured Obligation.

         "SECURED BOND OBLIGATIONS" means, at any date, the NNL Bond Obligations and any Designated Capital Markets Debt containing provisions requiring that such Designated Capital Markets Debt be equally and ratably secured at such date with the debt under the Credit Agreements.

         "SECURED OBLIGATIONS" means, (i) with respect to NNL, the NNL Secured Obligations (ii) with respect to NNI, the NNI Secured Obligations and (iii) with respect to each Subsidiary Guarantor, the Guaranteed Obligations guaranteed by it under Section 2, any Designated Capital Markets Debt of such Lien Grantor and any Designated Bank Debt of such Lien Grantor.

         "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

         "SECURITIES ACCOUNT" means an account maintained by a securities intermediary in which securities or other financial assets are held for or on behalf of a Lien Grantor.

         "SECURITY DOCUMENTS" means this Agreement, the Guarantee and Security Agreement Supplements, the Cash Collateral Agreements, the Intellectual Property Security

Agreements, the Hypothecs and all other supplemental or additional security agreements or similar instruments delivered pursuant to any NNL Credit Agreement or NNI Credit Agreement (other than any such agreement or instrument with respect to Real Property Collateral).

         "SPECIFIED EVENT OF DEFAULT" means an event described in Section 6.01(a), (f) or (g) of the Credit Agreements, or any Event of Default caused by a breach of any financial or debt covenant contained in any 2001 364-Day Agreement.

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of NNL.

         "SUBSIDIARY GUARANTOR" means each Subsidiary of NNL listed on the signature pages hereof under the caption "Subsidiary Guarantor" and each Subsidiary of NNI or NNL that shall, at any time after the date hereof, become a "Subsidiary Guarantor" pursuant to Section 20 in each case if such Subsidiary is a Canadian Subsidiary and is not listed on Annex B to either of the 2001 364-Day Agreements.

         "SUPPORTING LETTER OF CREDIT" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

         "TOTAL COLLATERAL" means the "Collateral" as defined in the 2001 364-Day Agreements (assuming, for this purpose, that Collateral includes "Foreign Subsidiary Guarantees" as defined in the 2001 364-Day Agreements in effect at the time of determination).

         "TRADEMARKS" means all of the following, whether registered or unregistered and whether now owned, used or hereafter acquired or used by any Lien Grantor:

         (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the Canadian Intellectual Property Office or in any similar office in any country or any political subdivision thereof including those described in
                  Schedule 1 to any Trademark Security Agreement;

         (ii)     all extensions or renewals of any of the foregoing;

         (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing;

         (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof; and

         (v) all goodwill associated with or symbolized by any of the foregoing.

         "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

         "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "TRANSACTION LIENS" means the Liens granted by the lien grantors under the Security Documents.

         "TRANSFERRED RECEIVABLES" means any receivables that have been sold, pledged, contributed or otherwise transferred in connection with a Permitted Receivables Financing.

         "U.S. SECURITY AGREEMENT" means the Guarantee and Security Agreement entered into between NNL, NNI, JPMorgan Chase Bank and other Subsidiaries that are a party thereto, dated as of the first day of the Collateral Period.

         "U.S. SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of the United States.

         (c) Terms Generally. The definitions of terms herein apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. GUARANTEES

         (a) Guarantee. Each Guarantor unconditionally guarantees (severally and not jointly and not jointly and severally) the full and punctual payment and performance of each of its Guaranteed Obligations when due (whether at stated maturity, upon acceleration or otherwise). If any Guaranteed Obligation of a Guarantor is not paid punctually when due, such Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement. This Guarantee shall be effective as of the first day of any Collateral Period, and shall be released in accordance with Section 2(c) below.

         (b) Guarantee Unconditional. The obligations of each Guarantor under its Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of NNL, any other Lien Grantor or any other Person under any Secured Agreement, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Secured Agreement;

                  (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of NNL, any other Lien Grantor or any other Person under any Secured Agreement;

                  (iv) any change in the corporate existence, structure or ownership of NNL, any other Lien Grantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Lien Grantor or any other Person or any of their assets or any resulting release or discharge of any obligation of any Lien Grantor or any other Person under any Secured Agreement;

                  (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against NNL, any other Lien Grantor, any Secured Party or any other Person, whether in connection with the Secured Agreements or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against NNL, any other Lien Grantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by any other Lien Grantor or any other Person; or

                  (vii) any other act or omission to act or delay of any kind by NNL, any other Lien Grantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this Section 2(b)(vii), constitute a legal or equitable discharge of or defense to any obligation of such Guarantor hereunder but excluding payment in full of the relevant Guaranteed Obligations.

         (c) Release of Guarantee. The Guarantee of each Guarantor will be released on the earlier of (i) any Investment Grade Date, and
                  (ii) the Bank Termination Date. If at any time any payment of a Guaranteed Obligation by a Guarantor is rescinded or must be otherwise restored or returned upon the insolvency or receivership of such Guarantor or otherwise, such Guarantee shall be reinstated with respect thereto as though such payment had been due but not made at such time. The Collateral Agent may release any Guarantor from its Guarantee in accordance with Section 25.

         (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand (except for the demand requirement with respect to such Guarantor under Sections 2(a) and 2(g)), protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against or any other Person.

         (e) Subrogation. If any Guarantor makes a payment with respect to a Guaranteed Obligation hereunder, such Guarantor, shall be subrogated to the rights of the payee against the relevant obligor (other than such Guarantor) (each for the purposes of this Section 2, a "RELEVANT OBLIGOR") with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against a relevant obligor or by reason of contribution against any other guarantor of such Guaranteed Obligation, until the Bank Termination Date.

         (f) Obligation Reinstatement. The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the Guaranteed Obligations (whether such payment shall have been by or on behalf of such Guarantor) is rescinded or reclaimed from the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, liquidation or reorganization of a Guarantor or otherwise, all as though such payment had not been made.

         (g) Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligation by a relevant obligor is stayed by reason of the insolvency or receivership of such relevant obligor or otherwise, all other Guaranteed Obligations otherwise subject to acceleration in accordance with their terms shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Collateral Agent.

         (h) Right of Set-Off. If a Specified Event of Default has occurred and is continuing and any Guaranteed Obligation is not paid promptly when due after a demand has been made, each of the relevant Secured Parties and their respective affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or affiliate to or for the credit or the account of any Guarantor against the obligations of such Guarantor under its Guarantee, irrespective of whether or not such Secured Party shall have made any demand to effect the set-off thereunder and although such obligations may be unmatured. The rights of each Secured Party under this Section 2(h) are in addition to all other rights and remedies (including other rights of set-off) that such Secured Party may have.

         (i) Payments. Each payment to be made by any Guarantor in respect of any of the Guaranteed Obligations shall be payable in the currency or currencies in which such Guaranteed Obligations are denominated at the office of the Collateral Agent and to the extent permitted by law, shall be made free and clear of and without deduction or withholding for or on account of any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority excluding net income taxes or branch profit taxes or franchise taxes imposed in lieu of net income taxes imposed on the Collateral Agent or any of the Secured Parties as a result of a present or former connection between the Collateral Agent or any of the Secured Parties and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any connection arising solely from the Collateral Agent or such Secured Party having executed, delivered or performed its obligations or received a payment under, or enforced, as provided herein).

         (j) Taxes. Without limiting the generality of the foregoing, if any taxes or amounts in respect thereof must be deducted or withheld from any amounts payable or paid by any Guarantor, then such Guarantor shall pay such additional amounts as may be necessary to ensure that the Collateral Agent receives a net amount equal to the full amount which it would have received had such payment not been made subject to such taxes. Within thirty (30) days of each payment by a Guarantor of taxes or in respect of taxes, such Guarantor shall deliver to the Collateral Agent satisfactory evidence (including originals, or certified copies, of all relevant receipts) that such taxes have been duly remitted to the appropriate authority or authorities.

         (k) Indemnification for Taxes. Each Guarantor agrees to indemnify the Collateral Agent for the full amount of taxes paid by the Collateral Agent in respect of Section 2(j) and any liabilities (including penalties, interest and expenses arising from the failure of any Guarantor to pay such taxes when due) arising therefrom or therewith, in each case upon such Guarantor receiving reasonable evidence concerning the amount of such tax and liability owing. This indemnification shall be paid within 15 days after the Collateral Agent has made the demand therefor.

         (l) Continuing Guarantee. The Guarantee is a continuing guarantee, shall be binding on each Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Guaranteed Obligation is assigned or otherwise transferred, the transferor's rights under the Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

         (m) Limitation on Obligations of Guarantor. The obligations of each Guarantor under the Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantee invalid or unenforceable under any laws applicable to such Guarantor.

SECTION 3. GRANT OF TRANSACTION LIENS.

         (a) Each Lien Grantor, in order to secure its Secured Obligations, grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties effective on the first day of any Collateral Period a continuing security interest in all of the Lien Grantor's personal property, including all proceeds, renewals, accretions and substitutions thereof, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located including, without limitation, the following:

                  (i)      all Accounts;

                  (ii)     all Chattel Paper;

                  (iii) all deeds, documents, writings, papers, books of account and other books relating to or being records of debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

                  (iv)     all Documents of Title (whether negotiable or not);

                  (v)      all Equipment;

                  (vi) all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto);

                  (vii)    all Instruments;

                  (viii)   all Intangibles;

                  (ix)     all Inventory;

                  (x)      all Money;

                  (xi)     all Securities and other Equity Interests in other
                           Persons;

                  (xii) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of its Collateral;

                  (xiii) such Lien Grantor's ownership interest in and its cash, Securities and other assets held in (1) its Cash Collateral Accounts and (2) its Deposit Accounts from time to time; and

                  (xiv) all Proceeds of the Collateral described in the foregoing clauses Section 3(a)(i) through Section 3(a)(xiii)

provided that, with respect to the security interests granted by each Lien Grantor, the following property shall be excluded from the foregoing security interests: (A) any Equity Interests held by such Lien Grantor in any Subsidiary that is not a Canadian Subsidiary, (B) Equity Interests held by such Lien Grantor in any Subsidiary that is not a Material Subsidiary, (C) Equipment leased by any Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment, (D) any intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in favor of a third party (other than any NNL Company) or would result in an enforceable right to declare a default under, or an enforceable right to terminate or annul, such contract, instrument, license or other document, unless and until all required consents shall have been obtained, it being understood that no Lien Grantor is obliged to obtain such consent, (E) any Equity Interests in or any debt of any Person (other than a Material Subsidiary that is a Canadian Subsidiary) if the grant of a security interest therein would constitute a violation of any shareholder agreement or other agreement with respect to such Equity Interests or debt among such Lien Grantors and any other holders of Equity Interests or debt of such Person, (F) any assets of such Lien Grantor that constitute Transferred Receivables and Related Transferred Rights on the date on which such Lien Grantor becomes a party to this Agreement, (G) rights under letters of credit for which the jurisdiction whose laws govern the liability of the issuer or Nominated Person with respect thereto is not a jurisdiction in Canada, (H) Deposit Accounts for which the relevant Depositary Bank's jurisdiction is not Canada, (I) any asset of NNI and any asset of a Lien Grantor that is a U.S. Subsidiary if such asset is not located in Canada or any Province or Territory thereof, it being understood that accounts receivable and rights constituting Intangibles (other than Intellectual Property registered with the Canadian Intellectual Property Office) are not located in Canada or any Province or Territory thereof for the purpose of this clause (I), (J) with respect to any Lien Grantor other than NNI and other than any Lien Grantor that is a U.S. Subsidiary, any asset of such Lien Grantor which is not located in Canada or any Province or Territory thereof, it being understood that accounts receivable and rights constituting Intangibles (including Intellectual Property registered with the Canadian Intellectual Property Office) are located in Canada or any Province or Territory thereof for the purpose of this clause (J), (K) any Equity Interest held by NNL in NNI, and any Equity Interest held by NNL in Nortel Networks Technology Corporation, (L) any Equity Interest held by any Lien Grantor in an unlimited liability company, unless, in the case of an Equity Interest otherwise required to be delivered hereunder, the Collateral Agent shall have requested otherwise
(M) any Equity Interest held by NNI or any other U.S. Subsidiary in any other Subsidiary and (N) the last day of the term of any lease or any extension or renewal thereof, oral or written, or agreement therefor, now held or hereafter acquired by any Lien Grantor but upon the enforcement of the security interest hereunder, the applicable Lien Grantor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

         The security interests granted by each Lien Grantor pursuant to this
Section 3(a) shall terminate in accordance with Section 19.

         (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any supporting obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such supporting obligation.

         (c) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         (d) If the Collateral is realized upon and the security interest in the Collateral is not sufficient to satisfy all Secured Obligations, each Lien Grantor acknowledges and agrees that, subject to the provisions of the PPSA, such Lien Grantor shall continue to be liable for any Secured Obligations remaining outstanding and Collateral Agent shall be entitled to pursue full payment thereof.

         (e) Each Lien Grantor and the Collateral Agent hereby acknowledge that value has been given, such Lien Grantor has rights in the Collateral or, with respect to any after acquired Collateral, will have rights in such Collateral when so acquired and this Agreement constitutes a security agreement as that term is defined in the PPSA.

SECTION 4. GENERAL REPRESENTATIONS WARRANTIES AND COVENANTS

         Each Lien Grantor represents and warrants, at the times set forth below, and covenants, where indicated below, as follows:

         (a) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that at such time, such Lien Grantor is a corporation duly organized, incorporated, amalgamated or continued, as the case may be, and validly existing (except with respect to NNI) under the laws of the jurisdiction identified as its jurisdiction of organization, incorporation, amalgamation or continuance, as the case may be, in the Perfection Certificate or such other jurisdiction in Canada (or any Province thereof), of which such Lien Grantor gives prior written notice to the Collateral Agent (and upon the giving of such notice, the Perfection Certificate shall be deemed to have been amended to reflect the information set forth in such notice), and has made all filings with, and given all notices to all governmental authorities required under the laws of the jurisdiction identified as its jurisdiction of organization, incorporation, amalgamation or continuance, as the case may be, in its Perfection Certificate.

         (b) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that Schedule 1 lists all Pledged Equity Interests in Material Subsidiaries that are Canadian Subsidiaries owned by such Lien Grantor on the date of delivery of Schedule 1 and held directly by such Lien Grantor (i.e., not through a Subsidiary, a securities intermediary or any other Person).

         (c) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that Schedule 2 lists (i) all Pledged Securities not credited to a Securities Account and owned by such Lien Grantor on the date of delivery of such
                  Schedule 2 (except Securities evidencing Equity Interests in Subsidiaries, Securities of non-Canadian issuers and Equity Interests constituting minority investments in privately held companies), (ii) each Securities Account to which Securities are credited or deposited in respect of which such Lien Grantor has Securities with a fair market value in excess of $5,000,000, and (iii) all Commodity Accounts in respect of which any of the Lien Grantors is the account holder or the customer on the date of delivery of such Schedule 2.

         (d) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, and on each Drawdown Date, that such Lien Grantor has provided to the Collateral Agent a written notice setting forth the 100 most valuable items of Intellectual Property owned by the NNL Companies at such time, as reasonably determined by the Lien Grantors, acting in their reasonable discretion.

         (e) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that all Pledged Equity Interests owned by such Lien Grantor at such time are owned by it free and clear of any Lien other than (i) the Transaction Liens and
                  (ii) any tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens. Each Lien Grantor covenants that it will cause all Pledged Equity Interests owned by such Lien Grantor from time to time to be owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens. Such Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that all shares of capital stock included in such Pledged Equity Interests at such time with respect to a Material Subsidiary that is a Canadian Subsidiary of such Lien Grantor have been duly authorized and validly issued and are fully paid and non-assessable. Such Lien Grantor covenants that it will ensure that none of the Pledged Equity Interests with respect to a Material Subsidiary that is a Canadian Subsidiary of such Lien Grantor are subject to any option to purchase or similar right of any Person. Such Lien Grantor covenants that it will not become a party to or otherwise bound by any agreement (except the Credit Agreements, the Security Documents and the Indentures) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect to a Material Subsidiary that is a Canadian Subsidiary of such Lien Grantor with respect thereto.

         (f) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that at such time such Lien Grantor owns or has rights in all of its Collateral (other than after-acquired Collateral in which such Lien Grantor will own or have rights in such Collateral at the time so acquired) free and clear of any Lien other than Permitted Liens. Each Lien Grantor covenants that it shall own or have rights in all of its Collateral, free and clear of any Lien other than Permitted Liens.

         (g) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that at such time (i) no financing statement, financing change statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in Canada in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, financing change statements, mortgages or other similar or equivalent documents with respect to Permitted Liens and (ii) no Collateral owned by such Lien Grantor is in the possession or under the control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

         (h) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that, to the extent attachment and creation of the Transaction Liens are governed by the laws of a jurisdiction in Canada, the Transaction Liens on all Collateral owned by such Lien Grantor at such time (i) have been validly created, (ii) attach to each item of such Collateral on the date hereof (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations of such Lien Grantor.

         (i) Each Lien Grantor (other than NNI) represents and warrants that, on or prior to January 31, 2002, such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date of delivery thereof.

         (j) Each Lien Grantor represents and warrants, on the first day of each Collateral Period and on each Drawdown Date, that when PPSA financing statements or financing change statements describing the Collateral have been filed in the applicable offices located in the jurisdictions where such Lien Grantor's assets are located as specified in its Perfection Certificate and, with respect to NNI, in each Province of Canada, and the security interests in Collateral located in Quebec have been published in the Register of Personal and Movable Real Rights ("RPMRR"), if applicable, (as amended pursuant to Section 4(a)), the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor in favor of the Collateral Agent for the rateable benefit of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the PPSA or the Civil Code of Quebec, as the case may be, prior, in the case of Collateral other than (x) fixtures and (y) Collateral with respect to which Intellectual Property Filings must be made in order to perfect a Lien thereon, to all other Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such PPSA financing statements and financing change statements and the publication of the security interests in Collateral located in Quebec in the RPMRR, if applicable, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Material Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 6(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Material Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all other Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such PPSA financing statements and financing change statements and the publication of the security interest in Collateral located in Quebec in the RPMRR, if applicable, and (ii) such Intellectual Property Filings, no registration, recordation or filing with any Canadian, Provincial or Territorial governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens to the extent that a security interest in the Collateral may be perfected therein by the filings described in (i) and (ii) above (it being understood that any disposition of Collateral constituting Securities is subject to applicable securities laws).

         (k) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, and on each Drawdown Date, that at such time no Lien Grantor is the claimant with respect to a claim in excess of $10,000,000, arising in tort in which the claim arose in the course of the Lien Grantor's business or profession that has not been made subject to the Transaction Liens; provided that such representation is not made with respect to any claim in tort arising in a jurisdiction outside Canada.

         (l) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that at such time no Lien Grantor is the beneficiary under any letter of credit in a maximum face amount in excess of $10,000,000 other than a Supporting Letter of Credit with respect to which the issuer thereof has not (i) been notified that such letter of credit has been made subject to a Transaction Lien and (ii) acknowledged receipt of such notice.

         (m) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, and on each Drawdown Date, that at such time such Lien Grantor is not a party to any Material Governmental Contract, except as disclosed in writing to the Collateral Agent on or prior to such time. Each Lien Grantor covenants that, if a

                  Specified Event of Default shall have occurred and be continuing, such Lien Grantor will, promptly at the request of the Collateral Agent, execute and deliver to the Collateral Agent with respect to Pledged Material Government Contracts all assignments, notices of assignment and other documents required to be filed with (x) any Provincial or Territorial government or agency or (y) the federal government in accordance with the Financial Administration Act, as amended (the "FINANCIAL ADMINISTRATION ACT"), in either case to insure compliance with the Financial Administration Act or any similar applicable legislation of any Province or Territory of Canada; provided that no such execution and delivery shall be required with respect to any Material Governmental Contract to the extent such execution and delivery is contrary to the Financial Administration Act or any similar applicable legislation of any Province or Territory of Canada.

SECTION 5. ADDITIONAL COVENANTS.

                  Each Lien Grantor covenants as follows:

         (a) To the extent permitted by applicable law, such Lien Grantor appoints the Collateral Agent as such Lien Grantor's attorney-in-fact to execute and file (i) all Intellectual Property Filings in respect of Material Recordable Intellectual Property, (ii) so long as a Specified Event of Default shall have occurred and be continuing, Intellectual Property Filings with respect to other Recordable Intellectual Property and (iii) other filings in Canada, including financing statements and financing change statements, required or requested for the purposes of creating, perfecting and preserving the Transaction Liens, all acts of such attorney being hereby ratified and confirmed; and such power, is coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 19. The relevant Lien Grantor will pay the reasonable costs of, or incidental to, (i) any Intellectual Property Filings in respect of Material Recordable Intellectual Property, (ii) so long as a Specified Event of Default shall have occurred and be continuing, any Intellectual Property Filings with respect to other Recordable Intellectual Property and (iii) any other filing of any financing or financing change statements or other documents recorded or filed pursuant hereto.

         (b) Such Lien Grantor will not effect any "Asset Sale" referred to in Section 5.13(g) of either 2001 364 - Day Agreement with respect to any Collateral if at such time a Specified Event of Default has occurred and is continuing.

         (c) Such Lien Grantor (other than NNI) will use commercially reasonable efforts consistent with its customary commercial practice to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with such Lien

                  Grantor's customary collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if a Specified Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of its business and consistent with such Lien Grantor's historical collection practices. The reasonable costs and out-of-pocket expenses (including reasonable legal fees) of collection incurred by such Lien Grantor and the reasonable out-of-pocket expenses incurred by the Collateral Agent, shall be paid by such Lien Grantor.

         (d) Upon the occurrence and during the continuance of a Specified Event of Default, if payments with respect to any of such Lien Grantor's Pledged Accounts are received in a lockbox or similar account, and at such time such Lien Grantor and Collateral Agent have established a Cash Collateral Account in respect of such account, such Lien Grantor (other than NNI) will at all times cause such account to be subject to a Cash Collateral Agreement.

         (e) If a Specified Event of Default shall have occurred and be continuing, such Lien Grantor (other than NNI) will, if requested to do so by the Collateral Agent, promptly notify (and such Lien Grantor authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Pledged Accounts that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Collateral Agent or its designee.

         (f) Such Lien Grantor (other than NNI) will promptly deliver to the Collateral Agent as Collateral hereunder any Pledged Chattel Paper, negotiable Documents of Title and any Pledged Instruments owned by such Lien Grantor, endorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, with signatures appropriately guaranteed, all in form and substance reasonably satisfactory to the Collateral Agent; provided that no Lien Grantor shall be required to deliver (i) any such Pledged Chattel Paper to the extent that it was entered into or provided in connection with vendor financing and (ii) any such Pledged Instruments to the extent the aggregate principal or face amount of such Pledged Instrument of such Lien Grantor does not exceed $10,000,000. On the first day of a Collateral Period and on each Drawdown Date, the Transaction Liens on the Pledged Chattel Paper, the Pledged negotiable Documents of Title and the Pledged Instruments will be perfected by possession, subject to no prior Liens or rights of others other than Permitted Liens provided that the Collateral

                  Agent takes possession of such Pledged Chattel Paper, Pledged negotiable Documents of Title or Pledged Instruments, as the case may be, and that possession thereof as collateral is retained by the Collateral Agent or a person on its behalf other than such Lien Grantor or its agent. So long as no Specified Event of Default shall have occurred and be continuing, the Collateral Agent will, promptly upon request by the relevant Lien Grantor, make appropriate arrangements for making any Pledged Chattel Paper, negotiable Documents of Title or Pledged Instrument available to the relevant Lien Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed reasonably appropriate by the Collateral Agent, against trust receipt or like document).

         (g) No Lien Grantor shall be required to deliver to the Collateral Agent any vehicle identification number with respect to any motor vehicle constituting Collateral, to reflect the security interest therein granted to the Collateral Agent pursuant to this Agreement.

         (h) Each Lien Grantor that owns or occupies immovable or movable property situated in Quebec and/or real property in any other jurisdiction of Canada, shall, as applicable and within the time so specified in the 2001 NNL 364-Day Agreement, execute and deliver to the Collateral Agent (i) a deed of Hypothec in respect of movable property and a deed of Hypothec in respect of immovable property owned by such Lien Grantor in Quebec and issue of bonds, bond certificate and pledge agreement (all substantially in the form of the drafts circulated among the parties hereto prior to the date hereof, with such amendments and modifications as are necessary to satisfy the intent of the NNL 364-Day Agreement or which the Collateral Agent may reasonably request) (ii) a debenture and debenture delivery agreement (all substantially in the form of the drafts circulated among the parties hereto prior to the date hereof, with such amendments and modifications as are necessary to satisfy the intent of the NNL 364-Day Agreement or which the Collateral Agent may reasonably request) in respect of all real property owned by such Lien Grantor in all other jurisdictions of Canada, and (iii) all other ancillary and supplementary documents or documentation required for registration with respect to any of the foregoing. All documents executed and delivered pursuant to the terms hereof shall, in accordance with the terms of the 2001 NNL 364-Day Agreement, be held in escrow by the Collateral Agent.

SECTION 6. RECORDABLE INTELLECTUAL PROPERTY

                  Each Lien Grantor covenants as follows:

         (a) On the date on which it becomes a party to this Agreement, such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Material Recordable Intellectual Property then owned by it. Within 30 days after each March 31 and September 30 thereafter, and on or prior to any such Drawdown Date, such Lien Grantor shall sign and deliver to the Collateral Agent any Intellectual Property Security Agreement provided by the Collateral Agent and necessary to grant Transaction Liens on all Material Recordable Intellectual Property owned by it on such March 31 or September 30 or such Drawdown Date that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will, as soon as practicable upon the request of the Collateral Agent, provide the Collateral Agent with all documentation necessary in order to enable the Collateral Agent to make all Intellectual Property filings necessary to perfect the Transaction Liens on Material Recordable Intellectual Property.

         (b) Such Lien Grantor will maintain its Material Intellectual Property in a commercially reasonable, prudent manner consistent with its past practices and with respect to any Material Intellectual Property which has been infringed, misappropriated or diluted, in each case in a material respect, by a third party, the relevant Lien Grantor will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, take commercially reasonable steps consistent with its past practices to sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Material Intellectual Property.

SECTION 7. SECURITIES AND OTHER INVESTMENTS

         Each Lien Grantor represents and warrants, at the times set forth below, and covenants, where indicated below, as follows:

         (a) Certificated Securities. On the first day of the first Collateral Period and on each Drawdown Date, such Lien Grantor represents and warrants that, as of such date, such Lien Grantor has delivered to the Collateral Agent as Collateral hereunder all certificates representing (i) any Pledged certificated Securities ("PLEDGED CERTIFICATED SECURITIES") owned as of such date by such Lien Grantor and not credited to a Securities Account evidencing an Equity Interest in a Material Subsidiary that is a Canadian Subsidiary of such Lien Grantor and (ii) any other Pledged Certificated Securities owned as of such date by such Lien Grantor and not credited to a Securities Account having a fair market value in excess of $3,000,000 (other than Securities evidencing (x) Equity Interests in Subsidiaries and (y) Equity Interests constituting minority investments in privately held companies. Such Lien Grantor covenants that whenever such Lien Grantor acquires any certificate representing a Pledged Certificated Security described in clauses (i) or (ii) of the immediately preceding sentence, such Lien Grantor will as promptly as practicable deliver such certificate to the Collateral Agent as Collateral hereunder.

         (b) Uncertificated Securities. On the first day of the first Collateral Period and on each Drawdown Date, such Lien Grantor shall give written instructions to the relevant depository institution or other applicable Person, together with a written copy thereof to the Collateral Agent, sufficient for the depository institution or other applicable Person to record in its book entry system that the Collateral Agent is the pledgee of (i) each Pledged uncertificated Security ("PLEDGED UNCERTIFICATED SECURITIES") then owned by such Lien Grantor as of such date and evidencing an Equity Interest in a Material Subsidiary that is a Canadian Subsidiary of such Lien Grantor and (ii) any other Pledged Uncertificated Securities of a Canadian issuer then owned by such Lien Grantor as of such date and having a fair market value in excess of $5,000,000 (except Securities owned by such Lien Grantor as of such date evidencing Equity Interests in Subsidiaries and Equity Interest constituting minority investments in privately held companies). Such Lien Grantor covenants that whenever such Lien Grantor acquires any other Pledged Uncertificated Security described in clauses (i) or (ii) of the immediately preceding sentence, such Lien Grantor shall give written instructions to the relevant depository institution or other applicable Person, together with a written copy thereof to the Collateral Agent, sufficient for the depository institution or other Person to record in its book entry system that the Collateral Agent is the pledgee of such after-acquired Pledged Uncertificated Security.

         (c) Perfection as to Certificated Securities. Such Lien Grantor represents and warrants on the first day of a Collateral Period and on each Drawdown Date, that (a) the Transaction Lien on the Pledged Certificated Securities will be perfected by possession, provided that the Collateral Agent takes possession of the Pledged Certificated Securities and that possession thereof as collateral is retained by the Collateral Agent or a person on its behalf other than such Lien Grantor or its agent, and (b) provided that the Collateral Agent is acting in good faith and has no notice of any adverse claim affecting the Pledged Certificated Securities, the Transaction Lien on the Pledged Certificated Securities has priority over any other security interest in the Pledged Certificated Securities perfected by registration or temporarily perfected under the PPSA.

         (d) Perfection as to Uncertificated Securities. Such Lien Grantor represents and warrants on the first day of a Collateral Period and on each Drawdown Date, that (a) the Transaction Lien on the Pledged Uncertificated Securities will be perfected by possession, provided that the Collateral Agent takes possession of the Pledged Uncertificated Securities and that possession thereof as collateral is retained by the Collateral Agent or a person on its behalf other than such Lien Grantor or its agent, and (b) provided that the Collateral Agent is acting in good faith and has no notice of any adverse claim affecting the Pledged Uncertificated Securities, the Transaction Lien on the Pledged Uncertificated Securities has priority over any other security interest in the Pledged Uncertificated Securities perfected by registration or temporarily perfected under the PPSA.

         (e) Delivery of Pledged Certificates. Each Lien Grantor covenants that all Pledged Certificates, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

SECTION 8. CASH COLLATERAL ACCOUNTS.

         (a) If and when required for purposes hereof, the Collateral Agent and each Lien Grantor will establish with respect to each Lien Grantor an account (its "CASH COLLATERAL ACCOUNT"), in the name of the applicable Lien Grantor maintained at a bank or financial institution acceptable to the Collateral Agent. The Cash Collateral Accounts shall be pledged to, and subject to the control of, the Collateral Agent in a manner satisfactory to the Collateral Agent. Such Lien Grantor hereby pledges and grants to the Collateral Agent as security for its Secured Obligations a security interest in all amounts held in the Cash Collateral Accounts from time to time and all proceeds thereof. Each Cash Collateral Account will be operated as provided in this Section 8 and Section 9.

         (b) The Collateral Agent shall deposit the following amounts, as and when received by it, in each Lien Grantor's Cash Collateral Account: each amount required to be deposited therein by any provision of any Credit Agreement or other Loan Document referred to therein; each Cash Distribution required by Section 12 to be deposited therein; and each amount realized or otherwise received by the Collateral Agent with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document upon the occurrence and during the continuance of (x) with respect to Illiquid Collateral, an Event of Default and (y) with respect to Liquid Collateral, a Specified Event of Default.

         (c) The Collateral Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to Section 8(b).

         (d) Unless (x) an Event of Default shall have occurred and be continuing and the Required Secured Banks shall have instructed the Collateral Agent to stop withdrawing amounts from the Cash Collateral Accounts pursuant to this subsection 8(d) or (y) the maturity of any of the Bonds or the indebtedness outstanding under the Credit Agreements shall have been accelerated, any Cash Distributions or other amounts deposited in the Cash Collateral Account shall, at the relevant Lien Grantor's request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Event of Default has occurred and is continuing, be withdrawn and returned to such Lien Grantor.

SECTION 9. OPERATION OF CASH COLLATERAL ACCOUNTS; CARE AND USE OF COLLATERAL

         (a) All Cash Distributions received with respect to assets held in a Cash Collateral Account shall be deposited therein promptly upon receipt thereof.

         (b) Funds held in any Securities Account may, until withdrawn, be invested and reinvested in Permitted Investments as the relevant Lien Grantor shall determine from time to time; provided that, if a Specified Event of Default shall have occurred and be continuing, Collateral Agent may select such Permitted Investments.

         (c) So long as no Specified Event of Default shall have occurred and be continuing, funds held in any Cash Collateral Account may, until withdrawn, be invested and reinvested in Permitted Investments; provided that if a Specified Event of Default shall have occurred and be continuing, Collateral Agent may select such Permitted Investments.

         (d) So long as a Specified Event of Default shall have occurred and be continuing, no Lien Grantor will cause funds to be transferred from a Cash Collateral Account to any other account owned by an NNL Company unless such other account is a Cash Collateral Account and such transfer is permitted under the Credit Agreements by which such Lien Grantor is bound.

         (e) If a Specified Event of Default shall have occurred and be continuing, the Collateral Agent may (i) retain, or instruct the relevant securities intermediary or Depositary Bank to retain, all cash and investments then held in any Cash Collateral Account, (ii) liquidate, or instruct the relevant securities intermediary or Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in
                  Section 14.

         (f) If a Specified Event of Default shall have occurred and be continuing, and immediately available cash on deposit in any Cash Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Cash Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

SECTION 10. TRANSFER OF RECORD OWNERSHIP

         (a) At any time when an Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable) cause each of the Pledged Certificated Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee. Promptly upon sending any such direction, the Collateral Agent will notify each relevant Lien Grantor thereof, and from time to time thereafter such Lien Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this subsection 10(a).

         (b) Communications after Transfer of Record Ownership. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged Certificated Securities registered in the name of the Collateral Agent or its nominee.

SECTION 11. RIGHT TO VOTE SECURITIES

         (a) Unless (x) with respect to any Pledged Security and any Pledged Equity Interest not credited to a Securities Account, other than Uncertificated Securities representing shares in a money market fund, an Event of Default shall have occurred and be continuing or (y) with respect to any Pledged Security and any Pledged Equity Interest credited to a Securities Account and any Uncertificated Securities representing shares in a money market fund, a Specified Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security and any Pledged Equity Interest, owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, promptly deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security or Pledged Equity Interest, as the case may be, that is registered in the name of the Collateral Agent or its nominee, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent. Unless (x) with respect to any Pledged Security and any Pledged Equity Interest not credited to a Securities Account and Uncertificated Securities representing shares in a money market fund, an Event of Default shall have occurred and be continuing or (y) with respect to any Pledged Security and any Pledged Equity Interest credited to a Securities Account other than Uncertificated Securities representing shares in a money market fund, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent will have no right to take any action which the owner of a Pledged Security or a Pledged Equity Interest, as the case may be, is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

         (b) If (x) with respect to any Pledged Security not credited to a Securities Account other than Uncertificated Securities representing shares in a money market fund, an Event of Default shall have occurred and be continuing or (y) with respect to any Pledged Security credited to a Securities Account other than Uncertificated Securities representing shares in a money market fund, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Security, Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Equity Interests, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

SECTION 12. CERTAIN CASH DISTRIBUTIONS

         Cash Distributions with respect to assets held in a Cash Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 8 and Section 9. If a Specified Event of Default shall have occurred and be continuing Cash Distributions (other than amounts less than $3,000,000) with respect to any Pledged Equity Interest that is not held in a Cash Collateral Account (whether held in the name of a Lien Grantor or in the name of the Collateral Agent or its nominee) shall be deposited, as soon as practicable upon receipt thereof, in a Cash Collateral Account of the relevant Lien Grantor if such account exists at such time and if applicable, applied in accordance with the prepayment provisions of the 2001 364-Day Agreements.

SECTION 13. REMEDIES UPON EVENT OF DEFAULT OR SPECIFIED EVENT OF DEFAULT

         (a) If (x) with respect to Illiquid Collateral, an Event of Default shall have occurred and be continuing, or (y) with respect to Liquid Collateral, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents with respect to Illiquid Collateral or Liquid Collateral, as applicable. Without limiting the generality of the foregoing, if (x) with respect to Illiquid Collateral, an Event of Default shall have occurred and be continuing, or (y) with respect to Liquid Collateral, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the PPSA with respect to Illiquid Collateral or Liquid Collateral, as applicable, and, in addition, the Collateral Agent may, if a Specified Event of Default shall have occurred and be continuing, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Cash Collateral Accounts and apply such cash as provided in Section 14 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, take possession of, sell, lease, license or otherwise dispose of (x) if an Event of Default has occurred and is continuing, the Illiquid Collateral or any part thereof and (y) if a Specified Event of Default shall have occurred and be continuing, the Liquid Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 16.

         (b) Without limiting the generality of the foregoing, if a Specified Event of Default shall have occurred and be continuing: (i) the Collateral Agent may use, license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged Intellectual Property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided the Collateral Agent shall notify the relevant Lien Grantor of any license or sublicenses so granted (but failure to give such notice shall not effect validity of such license) and that such licenses or sublicenses do not conflict with any existing license or applicable law; (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged Intellectual Property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and reasonable expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and reasonable expenses arising from the Collateral Agent's or such Secured Party's gross negligence or wilful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Section 17 and Section 18); and (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged Intellectual Property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Agent its know-how and expertise relating to the relevant Intellectual Property or the products or services made or rendered in connection with such Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services.

         (c) Upon the occurrence of and during the continuance of any Event of Default or Specified Event of Default, as applicable, the Collateral Agent may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Collateral Agent or not, to be a receiver or receivers (hereinafter called a "RECEIVER", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of the Lien Grantors and not the Collateral Agent or any Secured Party, and neither the Collateral Agent nor any Secured Party shall be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall (i) have such powers as have been granted to the Collateral Agent under subsection (a) and (b) above, and
                  (ii) shall be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the Collateral Agent under subsection (a) and (b) above, as applicable, which powers shall include the power to preserve Collateral or its value, and, where a Specified Event of Default has occurred and is continuing, to carry on or concur in carrying on all or any part of the business of such Lien Grantor. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including such Lien Grantor, enter upon, use and occupy all premises owned or occupied by such Lien Grantor wherein Collateral may be situate, maintain Collateral upon such premises, and, where a Specified Event of Default has occurred and is continuing, borrow money on a secured or unsecured basis and use Collateral directly in carrying on such Lien Grantor's business or as security for loans or advances to enable the Receiver to carry on such Lien Grantor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by the Collateral Agent, all money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to the

                  Collateral Agent. Every such Receiver may, in the discretion of the Collateral Agent, be vested with all or any of the rights and powers of the Collateral Agent.

SECTION 14. APPLICATION OF PROCEEDS

         (a) The Collateral Agent may (i) if a Specified Event of Default shall have occurred and be continuing, apply any cash held in the Collateral Accounts and (ii) if (x) with respect to Illiquid Collateral, an Event of Default shall have occurred and be continuing or (y) with respect to Liquid Collateral, a Specified Event of Default shall have occurred and be continuing, apply the proceeds of any sale or other disposition of all or any part of the Illiquid Collateral or Liquid Collateral, as applicable, in either case in the following order of priorities:

                  (1) to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent pursuant to
                  Section 15 or any amounts owing to any Indenture Trustee under
                  (x) Section 5.05 of each of the 1988 Indenture, the 1996 Indenture and the 2000 Indenture and (y) Section 6.10 of the 2001 Indenture;

                  (2) to pay the due and unpaid principal, face amount or termination amount of the Secured Obligations ratably, on the basis of the principal or face amount of such Secured Obligations (or, with respect to Contingent Secured Obligations, provide for the payment thereof pursuant to
                  Section 14(b)), until payment in full of the principal of all Secured Obligations shall have been made (or, with respect to Contingent Secured Obligations, so provided for);

                  (3) to pay ratably the due and unpaid interest accrued on the Secured Obligations in accordance with the provisions of the applicable Secured Agreement, as applicable;

                  (4) to pay all other due and unpaid Secured Obligations and all due and unpaid commitment fees and participation fees under each Credit Agreement ratably (or, with respect to Contingent Secured Obligations, provide for the payment thereof pursuant to Section 14(b)), until payment in full of all such other Secured Obligations and fees shall have been made (or, with respect to Contingent Secured Obligations, so provided for); and

                  (5) to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by any Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses (1), (2), (3) and (4) of this
Section 14(a) to the Secured Obligations of such Guarantor consisting of Guaranteed Obligations of such Guarantor only to the extent permitted by the limitation in Section 2(m). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this
                  Section 14(b), be payable pursuant to Section 14(a) in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead (x) notify the holder of such Contingent Secured Obligation and (y) with respect to the holder of such Contingent Secured Obligations excluding the holder of any Secured Bond Obligation, request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation (excluding the holder of any Secured Bond Obligation) does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, or if such holder is the holder of any Secured Bond Obligation (regardless of whether such holder has provided any notice to the Collateral Agent), the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies and invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 14(b) rather than Section 14(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 14(a) (i.e., clause (2) or (4)) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 14(a). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 14(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in
                  Section 14(a).

         (c) With respect to any Secured Bond Obligation, whether or not a Contingent Secured Obligation, including, without limitation, the principal outstanding of and interest on such Secured Bond Obligation, an amount (the "DETERMINED AMOUNT") with respect to such Secured Bond Obligation shall be required to be paid or held by the Collateral Agent with respect to each of Sections 14(a)(2), 14(a)(3) and 14(a)(4) (each, a "LEVEL")
                  equal to (x) the Ratio multiplied by (y) the sum of (A) the proceeds of any sale or other disposition of Collateral that are, in fact, being applied by the Collateral Agent to amounts owed under the Credit Agreements at the applicable Level, plus
                  (B) the proceeds of such Collateral proposed to be held by the Collateral Agent pursuant to Section 14(b) to cover the Contingent Secured Obligations relating to the Credit Agreements at such Level in accordance with Section 14(b). Notwithstanding the foregoing, if the amount to be applied to the Secured Bond Obligations at any Level would be greater if the Ratio were calculated by reference to a Secured Obligation (other than the principal under the Credit Agreements) that constitutes "Funded Debt" under any Indenture, such Secured Obligation shall be used in order to determine the amount to be applied to the Secured Bond Obligations at such Level.
                  Section 14 of this Agreement (including this Section 14(c)) is intended to comply with the equal and ratable negative pledge provisions of the Indentures and shall be construed to give effect to such intention. The Collateral Agent shall be obligated to offer to pay to the relevant Indenture Trustee any portion of the Determined Amounts that are, in fact, due and payable at such time as such Determined Amounts are calculated, and the Collateral Agent shall deposit any remaining portion of such Determined Amounts, and any amounts not accepted by the relevant Indenture Trustee, in a segregated account solely for the benefit of the holders of the relevant Secured Bond Obligation (and all amounts on deposit in such account shall be invested in Liquid Investments).

         (d)      In making the payments and allocations required by this
                  Section 14, the Collateral Agent may rely upon information supplied to it pursuant to Section 18(f). All distributions made by the Collateral Agent pursuant to this Section 14 shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

SECTION 15. FEES AND EXPENSES

         Each Lien Grantor will forthwith upon demand pay to the Collateral
Agent: (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon, (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur (except, so long as no Specified Event of Default shall have occurred and be continuing, any filing fees with respect to Intellectual Property Filings other than with respect to Material Recordable Intellectual Property) in connection with (x) the administration or enforcement of the Security Documents, including such reasonable out-of-pocket expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents; (iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and out-of-pocket expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents, (except so long as no Specified Event of Default shall have occurred and be continuing, any filing fees with respect to or arising in connection with Intellectual Property Filings other than with respect to Material Recordable Intellectual Property) except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or wilful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Section 17 and Section 18). Any such amount not paid to the Collateral Agent as soon as practicable will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the highest rate applicable to the base rate loans under the Credit Agreements. If any transfer tax, documentary stamp tax, withholding tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Lien Grantors will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

SECTION 16. AUTHORITY TO ADMINISTER COLLATERAL

         Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at NNL's expense, to the extent permitted by law to exercise, at any time and from time to time while (x) an Event of Default with respect to Illiquid Collateral and (y) a Specified Event of Default with respect to Liquid Collateral shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

         (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

         (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

         (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

         (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto, provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall comply with the provisions of the PPSA.

         For the purposes of holding any security granted by any of the NNL Companies pursuant to the laws of the Province of Quebec, JPMorgan Chase Bank is hereby appointed by each of the NNL Companies a party hereto and accepted by all of the Lenders as the holder of an irrevocable power of attorney or fonde de pouvoir (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Lenders and JPMorgan Chase Bank hereby accepts such appointment. By executing an assignment agreement, any future Lender shall be deemed to ratify the power of attorney granted to JPMorgan Chase Bank hereunder.

SECTION 17. LIMITATION ON DUTY IN RESPECT OF COLLATERAL

         Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee selected by it in good faith or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith, except to the extent that such liability arises from the Collateral Agent's gross negligence or wilful misconduct.

SECTION 18. GENERAL PROVISIONS CONCERNING THE COLLATERAL AGENT

         (a) Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

         (b) Rights and Powers as a Secured Party. The bank serving as the Collateral Agent shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Agent. Such bank and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with any NNL Company as if it were not the Collateral Agent hereunder.

         (c) Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Required Secured Banks (or such other number or percentage of the Banks as shall be necessary under the relevant circumstances), and (c) except as expressly set forth in the Loan Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any NNL Company that is communicated to or obtained by the bank serving as Collateral Agent or any of its affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Secured Banks or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents, in either case absent its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by any Lien Grantor or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith other than by it, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

         (d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for any NNL Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert. The Collateral Agent may rely conclusively on advice from the applicable Indenture Trustee as to whether at any time the maturity of any Bonds has been accelerated.

         (e) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it in good faith. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its directors, officers, employees and agents (the "RELATED PARTIES"). The exculpatory provisions of Section 17 and this Section 18 shall apply to any such sub-agent, the Related Parties of the Collateral Agent and a Receiver.

         (f) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) its own records for information as to the Banks, their Secured Obligations and actions taken by them,
                  (ii) the relevant Indenture Trustee for information as to the Secured Obligations outstanding under any Indenture and actions taken by the holders thereof, (iii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iv) NNL, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

         (g) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

         (h) Resignation; Successor Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection, the Collateral Agent may resign at any time by notifying the Banks and NNL. Upon any such resignation, the Required Secured Banks shall have the right to appoint a successor Collateral Agent reasonably acceptable to NNL. If no successor shall have been so appointed by the Required Secured Banks and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent reasonably acceptable to NNL which shall be a bank with an office in New York, New York or Toronto, Ontario, or an affiliate of any such bank. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by NNL to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by NNL and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section 18 and Section 17 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

SECTION 19. TERMINATION OF TRANSACTION LIENS; RELEASE OF COLLATERAL

         (a) The Transaction Liens granted by each Lien Grantor shall terminate on the earlier of (i) any Investment Grade Date and
                  (ii) the Bank Termination Date.

         (b) Concurrently with any sale, exchange, assignment, lease or other disposition by any Lien Grantor (except a lease or a sale, exchange, assignment or other disposition to another Lien Grantor whose "Secured Obligations" hereunder include "Secured Obligations" of the Lien Grantor effecting such sale or other disposition) of the Collateral permitted by the Credit Agreements and not expressly prohibited by this Agreement, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party.

         (c) Upon any Collateral of any Lien Grantor becoming Transferred Receivables or Related Transferred Rights, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that, if the transaction pursuant to which such Collateral becoming Transferred Receivables or Related Transferred Rights is an Asset Sale referred to in Section 5.13(g) of either 2001 364-Day Agreement, no Specified Event of Default shall have occurred and be continuing. The Collateral Agent shall be fully protected in relying on a certificate of the relevant Lien Grantor stating that any Collateral qualifies as Transferred Receivables or Related Transferred Rights.

         (d) Upon any Collateral of any Lien Grantor consisting of cash, cash equivalents or Permitted Investments becoming the subject of a hedging transaction permitted under the terms of the Credit Agreements, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that, if the transaction pursuant to which such Collateral becoming the subject of a hedging transaction is an Asset Sale referred to in Section 5.13(g) of either 2001 364-Day Agreement, no Specified Event of Default shall have occurred and be continuing.

         (e) Upon any Collateral of any Lien Grantor consisting of Securities subject to a put/call arrangement permitted by the terms of the Credit Agreements being transferred to any person other than another Lien Grantor as a result of the exercise of such put/call arrangement, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that, if the transaction pursuant to which such Collateral being so transferred is an Asset Sale referred to in Section 5.13(g) of either 2001 364-Day Agreement, no Specified Event of Default shall have occurred and be continuing.

         (f) In addition to the foregoing, at any time before the Transaction Liens terminate, the Collateral Agent may (i) release any Collateral (but not all or any substantial part of the Total Collateral) with the prior written consent of the Required Secured Banks or (ii) release all or any substantial part of the Total Collateral with the prior written consent of all the Banks under the 2001 364-Day Agreements or (iii) amend this Agreement so that the Secured Obligations of any Lien Grantor excludes the obligations of such Lien Grantor under any Credit Agreement with the prior written consent of all Banks party to such Credit Agreement.

         (g) Upon any termination of a Transaction Lien or release of Collateral, or change in the Secured Obligations of any Lien Grantor, the Collateral Agent will promptly, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, or change in the Secured Obligations, as the case may be, and shall deliver to such Lien Grantor any documents or instruments, including without limitation stock certificates, evidencing any Collateral no longer subject to any Transactions Liens.

SECTION 20. ADDITIONAL LIEN GRANTORS

         Any Person may become a party hereto by signing and delivering to the Collateral Agent a Guarantee and Security Agreement Supplement, whereupon such Person shall become a "SUBSIDIARY GUARANTOR" and a "LIEN GRANTOR" as defined herein. Any NNL Subsidiary that is a Canadian Subsidiary shall become a "Subsidiary Guarantor" and a "Lien Grantor" hereunder only if required by the provisions of any of the Credit Agreements.

SECTION 21. ADDITIONAL SECURED OBLIGATIONS

         (a) NNL or NNI may from time to time designate its obligations under any Hedging Agreement (a "DESIGNATED HEDGING AGREEMENT") as an additional Secured Obligation for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such Hedging Agreement, specifying the name and address of the other party thereto, the notional principal amount thereof and the expiration date thereof and (ii) states that NNL's or NNI's obligations (as applicable) thereunder are designated as Secured Obligations for purposes hereof.

         (b) Any Lien Grantor may from time to time designate any indebtedness constituting a Capital Markets Event ("DESIGNATED CAPITAL MARKETS DEBT") as (i) an additional Secured Obligation or (ii) as an additional Guaranteed Obligation (other than for Designated Capital Markets Debt of such Lien Grantor) for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such indebtedness and the material terms thereof and (ii) states that the obligations thereunder are designated as Secured Obligations and Guaranteed Obligations for purposes hereof; provided that no such designation shall be effective unless and until, and solely to the extent that, the commitments under the Credit Agreements shall have been reduced and the loans outstanding thereunder shall have been repaid, in each case to the extent required by the terms of the Credit Agreements as a result of such Capital Markets Event and provided further, that no Lien Grantor may designate any indebtedness constituting a Capital Markets Event owed by
                  (i) NNI or (ii) any U.S. Subsidiary of NNI in either case as a Guaranteed Obligation of such Lien Grantor if such

                  Lien Grantor is a non-U.S. Subsidiary of NNI in the case of
                  (i) immediately above or a non-U.S. Subsidiary of such U.S. Subsidiary in the case of (ii) immediately above.

         (c) Any Lien Grantor that is a Material Subsidiary of NNL or NNI may from time to time designate any indebtedness for borrowed money (other than indebtedness constituting a Capital Markets Event) owed by any Material Subsidiary of NNL or NNI to any Bank or any wholly-owned subsidiary of any Bank or any other financial institution and outstanding on December 20, 2001 or incurred pursuant to a commitment to extend credit in effect on such date or any extensions, renewals, replacements and refinancings thereof ("DESIGNATED BANK DEBT") as (i) an additional Secured Obligation or (ii) as an additional Guaranteed Obligation (other than for Designated Bank Debt of such Lien Grantor) for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such indebtedness and the material terms thereof and (ii) states that the obligations thereunder are designated as Secured Obligations and Guaranteed Obligations for purposes hereof; provided that the aggregate amount of indebtedness (without duplication) designated as "Designated Bank Debt" under this Agreement and any other security or guarantee document entered into by NNL, NNI and their Material Subsidiaries for the benefit of the Secured Parties will not exceed $300,000,000 in aggregate principal amount and provided further, that no Lien Grantor may designate any such indebtedness owed by any U.S. Subsidiary of NNI as a Guaranteed Obligation of such Lien Grantor if such Lien Grantor is a non-U.S. Subsidiary of such U.S. Subsidiary of NNI.

SECTION 22. NOTICES

         Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when hand delivered or sent by courier to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered Canada or United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

         (a) in the case of any Lien Grantor listed on the signature pages hereof:

                  C/O Nortel Networks Limited
                  8200 Dixie Road, Suite 100
                  Brampton, ON
                  L6T 5P6
                  Attention:  Corporate Secretary

                  Facsimile:  905-863-8386
                  MS:  036/NO/230

         (b) in the case of any other Lien Grantor, its address, facsimile number or e-mail address set forth in its Guarantee and Security Agreement Supplement;

         (c)      in the case of the Collateral Agent:

                  JPMorgan Chase Bank
                  270 Park Avenue
                  New York, NY 10017
                  Attention:  Gloria Javier
                  Facsimile:  212-552-5700
                  E-mail: gloria.javier@jpmorgan.com

         (d) in the case of any other Secured Party, to the Collateral Agent to be forwarded to such Secured Party at its address or facsimile number or e-mail address, if any, specified in or pursuant to the relevant Secured Agreement.

         Any party may change its address, facsimile number and/or e-mail address for purposes of this Section 22 by giving notice of such change to the Collateral Agent and the Lien Grantors in the manner specified above.

SECTION 23. NO IMPLIED WAIVERS; REMEDIES NOT EXCLUSIVE

         No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

SECTION 24. SUCCESSORS AND ASSIGNS

         This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred in accordance with the transfer provisions applicable thereto, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

SECTION 25. AMENDMENTS AND WAIVERS

         Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of the Required Secured Banks; provided that any such agreement that effects a release of any Collateral or amends the definition of Secured Obligations shall be made in accordance with
Section 19(f). No such waiver, amendment or modification shall affect the rights of a Secured Party (other than a Bank) hereunder more adversely than it affects the comparable rights of the Bank hereunder, without the consent of such Secured Party.

SECTION 26. CHOICE OF LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein, except as otherwise required by mandatory provisions of law.

SECTION 27. JUDGEMENT CURRENCY

         If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from a Lien Grantor in the currency expressed to be payable in any Loan Document (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase the specified currency with such other currency at the Collateral Agent's Toronto office on the domestic Business Day preceding that on which final judgment is given. The obligations of the Lien Grantor in respect of any sum due to the Collateral Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the domestic Business Day following receipt by the Collateral Agent of any sum adjudged to be so due in such other currency the Collateral Agent may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to the Collateral Agent, in the specified currency, the Lien Grantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to the Collateral Agent, in the specified currency, then the Collateral Agent agrees to remit such excess to the Lien Grantor.

SECTION 28. INTEREST ACT

         For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in any Credit Agreement and in this Agreement (and stated herein as applicable to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time.

SECTION 29. WAIVER OF JURY DUTY

         EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY AND FOR ANY COUNTERCLAIM THEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR COUNSEL OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 30. SEVERABILITY

         If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                NORTEL NETWORKS LIMITED


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                NORTEL NETWORKS INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                JPMORGAN CHASE BANK, AS COLLATERAL AGENT


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                SUBSIDIARY GUARANTORS:



                                1328556 ONTARIO INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                NORTEL COMMUNICATIONS INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                NORTEL NETWORKS GLOBAL CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                NORTEL NETWORKS INTERNATIONAL CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                NORTEL NETWORKS TECHNOLOGY CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE 1

                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                             OWNED BY LIEN GRANTORS
                             (AS OF THE DATE HEREOF)


            ISSUER               JURISDICTION              OWNER OF              PERCENTAGE     NUMBER OF
                                      OF                EQUITY INTEREST             OWNED       SHARES OR
                                 ORGANIZATION                                                     UNITS
---------------------------------------------------------------------------------------------------------
1328556 Ontario Inc.                Ontario         Nortel Networks Limited         100%        19,074,418
Nortel Communications Inc.          Ontario         Nortel Networks Limited         100%               100
Nortel Networks Global              Canada          Nortel Networks Limited         100%         5,060,201
Corporation
Nortel Networks International       Canada          Nortel Networks Limited         100%            10,000
Corporation






                                      S-1-1

                                   SCHEDULE 2

                        SECURITIES AND OTHER INVESTMENTS
          (OTHER THAN EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES)
                             OWNED BY LIEN GRANTORS
                             (AS OF THE DATE HEREOF)

                               PART 1 - SECURITIES

           ISSUER             JURISDICTION      OWNER OF SECURITIES        AMOUNT       TYPE OF
                                   OF                                      OWNED       SECURITY
                              ORGANIZATION
----------------------------------------------------------------------------------------------------
  Mindready Solutions Inc.       Quebec       Nortel Networks Limited                Publicly Traded
                                                                                          Stock

                               PART 2 - SECURITIES

           OWNER                             SECURITIES INTERMEDIARY               ACCOUNT NUMBER
----------------------------------------------------------------------------------------------------
  Nortel Networks Limited                       RBC Capital Markets                   4752221814


                           PART 3 - COMMODITY ACCOUNTS

         The Lien Grantors are Commodity Customers with respect to the following Commodity Accounts:

           OWNER                            COMMODITY                            ACCOUNT NUMBER
                                           INTERMEDIARY
----------------------------------------------------------------------------------------------------
                                               NONE

                                      S-2-2

                                                                       EXHIBIT A

                                                           TO SECURITY AGREEMENT

                   GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT

GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT dated as of [THE DATE OF EXECUTION IF SUCH DATE OCCURS DURING A COLLATERAL PERIOD AND OTHERWISE ON THE FIRST DAY OF THE FIRST COLLATERAL PERIOD FOLLOWING EXECUTION] between [NAME OF LIEN GRANTOR] (the "CORPORATION") and JPMORGAN CHASE BANK, as Collateral Agent.

WHEREAS, Nortel Networks Limited, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent, are parties to a Canadian Guarantee and Security Agreement dated as of [THE FIRST DAY OF THE COLLATERAL PERIOD] (as heretofore amended and/or supplemented, the "GUARANTEE AND SECURITY AGREEMENT");

WHEREAS, the Corporation desires to become [IS] a party to the Guarantee and Security Agreement as a Subsidiary Guarantor and Lien Grantor thereunder; and

WHEREAS, terms defined in the Guarantee and Security Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (a) The Corporation shall be a Subsidiary Guarantor and Lien Grantor for all purposes under the Guarantee and Security Agreement and the documents executed in connection therewith, and, as such, shall guarantee, to the extent set forth in the Guarantee and Security Agreement, the Guaranteed Obligations.

         (b) The Corporation shall (i) be bound by all covenants, agreements, acknowledgements and other terms and provisions applicable to it, as a Subsidiary Guarantor and Lien Grantor pursuant to the Guarantee and Security Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Subsidiary Guarantor and Lien Grantor) were an original party thereto and (ii) perform all obligations required of it pursuant to the Guarantee and Security Agreement and such other documents in such capacity.

         (c) The Guarantee and Security Agreement is incorporated into this Canadian Guarantee and Security Agreement Supplement as if set out in full herein.

         (d) The Subsidiary Guarantor hereby acknowledges that it has received and reviewed a copy (in execution form) of the Guarantee and Security Agreement (including, without limitation, all amendments, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

         (e)      Grant of Transaction Liens.

                  (i) In order to secure the Secured Obligations, the Corporation grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties, effective on [THE LATER OF THE DATE HEREOF (IF SUCH DATE OCCURS DURING A COLLATERAL PERIOD) AND THE FIRST DAY OF ANY COLLATERAL PERIOD FOLLOWING EXECUTION HEREOF] a continuing security interest in all the following property of the Corporation, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"):

[DESCRIBE PROPERTY BEING ADDED TO THE COLLATERAL](1)

                           The security interests granted by the Corporation pursuant hereto shall terminate in accordance with
                           Section 19 of the Guarantee and Security Agreement.

                  (ii) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (A) any supporting obligation that supports such payment or performance and (B) any Lien that (x) secures such right to payment or performance or (y) secures any such supporting obligation.

                  (iii) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Corporation with respect to any of the New Collateral or any transaction in connection therewith.

         (f) Delivery of Collateral. On the date of execution hereof if such date occurs during a Collateral Period and otherwise on the first day of the first Collateral Period following execution hereof and on the first day of any subsequent Collateral

----------

1 If the Lien Grantor is not hereby already a party to the Guarantee and Security Agreement, clauses (i) through (xii) of, and the proviso to, Section 3 of the Guarantee and Security Agreement may be appropriate.

                  Period, the Corporation has complied with the provisions of
                  Section 5 of the Guarantee and Security Agreement with respect to Chattel Paper and Instruments, and Section 7 of the Guarantee and Security Agreement with respect to Securities and Equity Interests, in each case if and to the extent included in the New Collateral at such time.

         (g) Party to Guarantee and Security Agreement. Upon executing and delivering this Guarantee and Security Agreement Supplement to the Collateral Agent, the Corporation will become a party to the Guarantee and Security Agreement and will thereafter have all the rights and obligations of a Corporation thereunder and be bound by all the provisions thereof as fully as if the Corporation were one of the original parties thereto.(2)

         (h) Address of Lien Grantor. The address, facsimile number and e-mail address of the Corporation for purposes of Section 22(b) of the Guarantee and Security Agreement are:

[ADDRESS, FACSIMILE NUMBER AND E-MAIL ADDRESS OF LIEN GRANTOR]

         (i)      Representations and Warranties.(3)

                  (i) The Corporation represents and warrants, on [THE DATE OF EXECUTION HEREOF IF SUCH DATE OCCURS DURING A COLLATERAL PERIOD AND OTHERWISE ON THE FIRST DAY OF THE FIRST COLLATERAL PERIOD FOLLOWING EXECUTION HEREOF] and on each Drawdown Date, that on such date it is a corporation duly incorporated, amalgamated or continued, as the case may be, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of incorporation, amalgamation or continuance, as the case may be, in its Perfection Certificate or such other jurisdiction of which the Corporation gives prior written notice to the Collateral Agent.

                  (ii) The Corporation represents and warrants, on [THE DATE OF EXECUTION HEREOF] that at such time it has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date of delivery thereof.

                  (iii) The Corporation represents and warrants, on [THE LATER OF THE DATE OF EXECUTION HEREOF IF SUCH DATE OCCURS DURING A COLLATERAL PERIOD AND OTHERWISE ON THE FIRST DAY OF THE FIRST COLLATERAL PERIOD FOLLOWING THE
----------

2 Delete Sections (g) and (h) if the Lien Grantor is already a party to the Guarantee and Security Agreement.

3 Modify as needed if the Lien Grantor is not a corporation.

                           EXECUTION HEREOF,] that execution and delivery of this Guarantee and Security Agreement Supplement by the Corporation and the performance by it of its obligations under the Guarantee and Security Agreement as supplemented hereby (i) are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official other than filings for perfection of Transaction Liens on the New Collateral and (iii) do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it except with respect to (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of Corporation to perform its obligations under this Canadian Guarantee and Security Agreement Supplement or the Guarantee and Security Agreement or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

                  (iv) The Corporation represents and warrants, on [THE LATER OF THE DATE OF EXECUTION HEREOF IF SUCH DATE OCCURS DURING A COLLATERAL PERIOD AND OTHERWISE ON THE FIRST DAY OF THE FIRST COLLATERAL PERIOD FOLLOWING THE EXECUTION HEREOF], that the Guarantee and Security Agreement as supplemented hereby will constitute a valid and binding agreement of the Corporation, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and general principles of equity.

                  (v) Each of the representations and warranties set forth in Section 4 through to Section 11 of the Guarantee and Security Agreement is true as applied to the Corporation and the New Collateral on the date required to be made under the Guarantee and Security Agreement. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Corporation, references to "Schedules to the Guarantee and Security Agreement" shall be deemed to refer to the corresponding Schedules to this Canadian Guarantee and Security Agreement Supplement [AND] references to "Collateral" shall be deemed to refer to the New Collateral [, AND THE COLLATERAL PERIOD SHALL BE DEEMED TO HAVE COMMENCED ON THE DATE OF EXECUTION HEREOF IF SUCH DATE OCCURS DURING A COLLATERAL PERIOD AND OTHERWISE ON THE FIRST DAY OF THE FIRST COLLATERAL PERIOD FOLLOWING EXECUTION HEREOF.]

         (j) Governing Law. This Guarantee and Security Agreement Supplement shall be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  [THE CORPORATION]


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

Acknowledged and agreed to by the undersigned as of the first date written above.

                                  JPMORGAN CHASE BANK, as Collateral Agent


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  NORTEL NETWORKS LIMITED.


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o


                                  NORTEL NETWORKS INC.


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o

                                  1328556 ONTARIO INC.


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o


                                  NORTEL COMMUNICATIONS INC.


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o


                                  NORTEL NETWORKS GLOBAL CORPORATION


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o


                                  NORTEL NETWORKS INTERNATIONAL CORPORATION


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o


                                  NORTEL NETWORKS TECHNOLOGY CORPORATION


                                  By:
                                      ------------------------------------------
                                      Name:  o
                                      Title: o

                                                                       EXHIBIT B

                                                           TO SECURITY AGREEMENT

                     CANADIAN COPYRIGHT SECURITY AGREEMENT

                      (COPYRIGHTS, COPYRIGHT REGISTRATIONS)

WHEREAS, [NAME OF LIEN GRANTOR], a _____________ corporation(4) (herein referred to as the "LIEN GRANTOR") owns the Copyright Collateral (as defined below);

WHEREAS, pursuant to (i) a Canadian Guarantee and Security Agreement dated as of [THE FIRST DAY OF THE COLLATERAL PERIOD] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and
(ii) certain other Security Documents (including this Canadian Copyright Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration of which the Lien Grantor has provided the Collateral Agent written notice; and

                  (ii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and of which the Lien Grantor has provided the Collateral Agent written notice).

----------

4 Modify as needed if the Lien Grantor is not a corporation.

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Canadian Copyright Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledge and affirm that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Canadian Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of _______________, ________.

                                   [NAME OF LIEN GRANTOR]


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:
Acknowledged:

  JPMORGAN CHASE BANK,
  as Collateral Agent

  By:
     --------------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                                           TO SECURITY AGREEMENT

                       CANADIAN PATENT SECURITY AGREEMENT

                         (PATENTS, PATENT APPLICATIONS)

WHEREAS, [NAME OF LIEN GRANTOR], a ________________ corporation(5) (herein referred to as the "LIEN GRANTOR") owns the Patent Collateral (as defined below);

WHEREAS, pursuant to (i) a Canadian Guarantee and Security Agreement dated as of [THE FIRST DAY OF THE COLLATERAL PERIOD] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and
(ii) certain other Security Documents (including this Canadian Patent Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "PATENT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent of which the Lien Grantor has provided the Collateral Agent written notice; and

                  (ii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent of which the Lien Grantor has provided the Collateral Agent written notice).
----------

5 Modify as needed if the Lien Grantor is not a corporation.

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Canadian Patent Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledge and affirm that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Canadian Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the _______ day of _________________, ________.


                                     [NAME OF LIEN GRANTOR]



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:
Acknowledged:

   JPMORGAN CHASE BANK,
   as Collateral Agent

   By:
       ----------------------------------
       Name:
       Title:

                                                                       EXHIBIT D

                                                           TO SECURITY AGREEMENT

                      CANADIAN TRADEMARK SECURITY AGREEMENT

                (TRADEMARK REGISTRATIONS, TRADEMARK APPLICATIONS)

WHEREAS, [NAME OF LIEN GRANTOR], a ________________ corporation(6) (herein referred to as the "LIEN GRANTOR") owns the Trademark Collateral (as defined below);

WHEREAS, pursuant to (i) a Canadian Guarantee and Security Agreement dated as of [THE FIRST DAY OF THE COLLATERAL PERIOD] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and
(ii) certain other Security Documents (including this Canadian Trademark Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Trademark Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application of which the Lien Grantor has provided the Collateral Agent written notice, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark; and

                  (ii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien


----------

6 Modify as needed if the Lien Grantor is not a corporation.

                           Grantor (including, without limitation, any Trademark of which the Lien Grantor has provided the Collateral Agent written notice).

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Canadian Trademark Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledge and affirm that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Canadian Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of _________________, ________.


                                    [NAME OF LIEN GRANTOR]

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Acknowledged:

  JPMORGAN CHASE BANK,
  as Collateral Agent


  By:
      ------------------------------------
      Name:
      Title:

                                                                       EXHIBIT E

                                                           TO SECURITY AGREEMENT

                  CANADIAN INDUSTRIAL DESIGN SECURITY AGREEMENT

              (INDUSTRIAL DESIGNS, INDUSTRIAL DESIGN APPLICATIONS)

WHEREAS, [NAME OF LIEN GRANTOR], a ________________ corporation(7) (herein referred to as the "LIEN GRANTOR") owns the Design Collateral (as defined below);

WHEREAS, pursuant to (i) a Canadian Guarantee and Security Agreement dated as of [THE FIRST DAY OF THE COLLATERAL PERIOD] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and
(ii) certain other Security Documents (including this Canadian Industrial Design Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Design Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "DESIGN COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Design (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Design of which the Lien Grantor has provided the Collateral Agent written notice; and

                  (ii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Design owned by the Lien Grantor (including, without limitation, any Design of which the Lien Grantor has provided the Collateral Agent written notice).


----------

7 Modify as needed if the Lien Grantor is not a corporation.

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Design Collateral any and all appropriate action which the Lien Grantor might take with respect to the Design Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Canadian Industrial Design Security Agreement and to accomplish the purposes hereof.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledge and affirm that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Design Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Canadian Industrial Design Security Agreement to be duly executed by its officer thereunto duly authorized as of the _______ day of _________________, ________.

                                    [NAME OF LIEN GRANTOR]

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Acknowledged:

  JPMORGAN CHASE BANK,
  as Collateral Agent


  By:
      ------------------------------------
      Name:
      Title:

                                                                       EXHIBIT F

                                                           TO SECURITY AGREEMENT

                             PERFECTION CERTIFICATE

         The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Canadian Guarantee and Security Agreement dated as of [THE FIRST DAY OF COLLATERAL PERIOD] among Nortel Networks Limited, each Subsidiary Party thereto and JPMORGAN CHASE BANK, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

A.       INFORMATION REQUIRED FOR FILINGS AND SEARCHES FOR PRIOR FILINGS.

1.       Jurisdiction of Organization. The Lien Grantor is a [corporation]
         organized under the laws of                       .
                                     ----------------------

2. Name. The exact [corporate] name of the Lien Grantor as such name appears in its [articles of incorporation] is as follows:

B.       ADDITIONAL INFORMATION REQUIRED FOR SEARCHES FOR PRIOR FILINGS.

1.       Current Locations.

         (a) The chief executive office and, if different, the registered head office, of the Lien Grantor is located at the following address:

                  MAILING ADDRESS         COUNTRY             PROVINCE

         (b) The following are all locations where there is real property owned or leased in Canada by the Lien Grantor:

                  MAILING ADDRESS         COUNTRY             PROVINCE

         (c) The following are all current locations in Canada not identified above where the Lien Grantor maintains any Inventory which is other than inventory in-transit and or with third party logistics providers, on consignment, on loan, involved in a repair process, in third party marshalling and distribution centres, on customer premises, with contract manufacturers or component level providers or inventory that is not on the property at which a system house is located:

                  MAILING ADDRESS         COUNTRY             PROVINCE


         IN WITNESS WHEREOF, [I/WE] have hereunto set [MY/OUR RESPECTIVE] hand this day of o, 2002.





                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




                                     H - 2